                                                          Exhibit 10.7
                                AMENDMENT NO. 4
                              TO CREDIT AGREEMENT


      THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT dated as of January 20, 1995 (the "Amendment") is entered into by and between NORDSTROM CREDIT, INC., a Colorado corporation (the "Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

      RECITALS

      A. Borrower and Bank (as successor in interest to Seattle-First National Bank ("Seafirst") pursuant to an Assignment and Assumption Agreement dated as of June 30, 1994 by and between Seafirst, as Assignor, and Bank, as Assignee) are parties to a Credit Agreement dated as of June 30, 1992, as amended by that certain Amendment No. 1 to Credit Agreement dated as of January 1, 1993, that certain Amendment No. 2 to Credit Agreement dated as of June 29, 1993 and that certain Amendment No. 3 to Credit Agreement dated as of June 30, 1994 (as amended, the "Credit Agreement"), pursuant to which Bank has extended certain credit facilities to Borrower.

      B. Borrower has requested that Bank agree to certain amendments of the Credit Agreement.

      C. Bank is willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

      2.  Amendments to Credit Agreement.

            (a) The second and third sentences of the Credit Agreement shall be deleted.

            (b) Article 1 of the Credit Agreement shall be amended and restated in its entirety as follows:

      "1.1 Revolving Loan Facility. Bank agrees, on the terms and conditions set forth herein, to make loans to Borrower from time to time on any Business Day until the Maturity Date, in an aggregate amount not to exceed at any time outstanding $90,000,000 (such amount, as the same may be reduced under Section 1.5, the "Commitment"). Within the limits of the Commitment, and subject to the other terms and conditions hereof, Borrower may borrow under this Section 1.1, prepay under Section 1.6 and reborrow under this Section 1.1.

      1.2 Revolving Note. The Loans made by Bank shall be evidenced by a promissory note ("Revolving Note") made by Borrower to the order of Bank in substantially the form of Exhibit A attached hereto. Bank shall endorse on the schedules annexed to the Revolving Note or in Bank's other records the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by Borrower with respect thereto. Bank is irrevocably authorized by Borrower to endorse its Revolving Note and Bank's records shall be conclusive absent manifest error of the amount of the Loans made by Bank to Borrower and the interest and payments thereon. Any failure so to endorse or record or any error in doing so shall not, however, limit or otherwise affect the obligations of Borrower hereunder or under the Revolving Note.

      1.3 Procedure for Borrowing. Each Borrowing shall be made upon Borrower's irrevocable written notice delivered to Bank in the form of a Notice of Borrowing (which notice must be received by Bank prior to 9:00 a.m. (San Francisco time) (a) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans; (b) two Business Days prior to the requested Borrowing Date, in the case of CD Rate Loans; and
(c) on the requested Borrowing Date, in the case of Base Rate Loans, specifying: (i) the amount of the Borrowing, which shall be in an aggregate minimum amount of $1,000,000 or any multiple of $1,000,000 in excess thereof; (ii) the requested Borrowing Date, which shall be a Business Day; (iii) the Type of Loans comprising the Borrowing; and (iv) the duration of the Interest Period applicable to such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of CD Rate Loans or Offshore Rate Loans, such Interest Period shall be 90 days or three months, respectively.

      1.4 Conversion and Continuation Elections. (a) Borrower may, upon irrevocable written notice to Bank in accordance with subsection 1.4(b):
(i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of CD Rate Loans or Offshore Rate Loans, to convert any such Loans (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into Loans of any other Type; or
(ii) elect, as of the last day of the applicable Interest Period, to continue any Loan having an Interest Period expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof); provided, that if at any time the aggregate amount of any CD Rate Loan or Offshore Rate Loan is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such CD Rate Loan or Offshore Rate Loan shall automatically convert into a Base Rate Loan, and on and after such date the right of Borrower to continue such Loan as, and convert such Loan into, a CD Rate Loan or an Offshore Rate Loan, as the case may be, shall terminate.

            (b) Borrower shall deliver a Notice of Conversion/Continuation to be received by Bank not later than 9:00 a.m. (San Francisco time) at least (i) three Business Days in advance of the Conversion/Continuation Date, if any Loan is to be converted into or continued as an Offshore Rate Loan; (ii) two Business Days in advance of the Conversion/Continuation Date, if any Loan is to be converted into or continued as a CD Rate Loan; and (iii) on the Conversion/Continuation Date, if any Loan is to be converted into a Base Rate Loan, specifying: (A) the proposed

Conversion/Continuation Date; (B) the amount of the Loan to be converted or continued; (C) the Type of Loan resulting from the proposed conversion or continuation; and (D) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

            (c) If upon the expiration of any Interest Period applicable to any CD Rate Loan or Offshore Rate Loan Borrower has failed to select timely a new Interest Period to be applicable to such Loan, or if any Default or event that with the giving of notice or lapse of time or both would become a Default then exists, Borrower shall be deemed to have elected to convert such Loan into a Base Rate Loan effective as of the expiration date of such Interest Period.

            (d) Unless Bank otherwise agrees in writing, during the existence of a Default or event that with the giving of notice or lapse of time or both would become a Default Borrower may not elect to have a Loan converted into or continued as an Offshore Rate Loan or a CD Rate Loan.

      1.5 Voluntary Termination or Reduction of Commitment. Borrower may, upon not less than five Business Days' prior notice to Bank, terminate the Commitment, or permanently reduce the Commitment by an aggregate minimum amount of $1,000,000; unless, after giving effect thereto and to any prepayments of Loans made on the effective date thereof, the then-outstanding principal amount of the Loans would exceed the amount of the Commitment then in effect. Once reduced in accordance with this Section, the Commitment may not be increased. All accrued commitment fees to, but not including the effective date of any reduction or termination of Commitment, shall be paid on the effective date of such reduction or termination.

      1.6 Optional Prepayments. Subject to Section 5.4, Borrower may, at any time or from time to time, upon not less than three Business Days' irrevocable notice to Bank, prepay Loans in whole or in part in an amount not less than $1,000,000. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. If such notice is given by Borrower, Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 5.4.

      1.7 Repayment. Borrower shall repay to Bank on the Maturity Date the principal amount of Loans outstanding on such date.

      1.8 Interest. (a) Each Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate, CD Rate or the Base Rate, as the case may be (and subject to Borrower's right to convert to other Types of Loans under Section 1.4), plus the Applicable Margin.

            (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans under Section 1.6 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Default, interest shall be paid on demand of Bank.

            (c) Anything herein to the contrary notwithstanding, the obligations of Borrower to Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by Bank would be contrary to the provisions of any law applicable to Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by Bank, and in such event Borrower shall pay Bank interest at the highest rate permitted by applicable law.

      1.9 Facility Fee. Borrower will pay to Bank quarterly in advance a facility fee equal to the amount of the Commitment (without regard to usage) times the Applicable Fee Percentage.

      1.10 Computation of Fees and Interest. All computations of interest for Base Rate Loans when the Base Rate is determined by Bank's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof. Each determination of an interest rate by Bank shall be conclusive and binding on Borrower in the absence of manifest error.

      1.11 Payments by Borrower. All payments to be made by Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by Borrower shall be made to Bank at the address from time to time specified by Bank for such purpose, and shall be made in dollars and in immediately available funds, no later than 3:00 p.m. (San Francisco time) on the date specified herein. Any payment received by Bank later than 3:00 p.m. (San Francisco time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue. Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

      1.12 Conditions to Lending. The obligation of Bank to make any Loan or to continue or convert any Loan under Section 2.04 is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Conversion/Continuation Date:

            (a) Notice of Borrowing or Conversion/Continuation. Bank shall have received a Notice of Borrowing or a Notice of Conversion/Continuation, as applicable;

            (b)  Continuation of Representations and Warranties.
The representations and warranties in Article 2 shall be true and correct on and as of such Borrowing Date or Conversion/Continuation Date with the same effect as if made on and as of such Borrowing Date or Conversion/Continuation Date; and

            (c)  No Existing Default.
No Default or event that with the giving of notice or lapse of time or both would become a Default shall exist or shall result from such Borrowing or continuation or conversion.

Each Notice of Borrowing and Notice of Conversion/Continuation submitted by Borrower hereunder shall constitute a representation and warranty by Borrower hereunder, as of the date of each such notice and as of each Borrowing Date or Conversion/Continuation Date, as applicable, that the conditions in Section 1.12 are satisfied."

            (c) Each reference in the Credit Agreement to "advance" or "advances" and "Revolving Loan" or "Revolving Loans" shall be deleted and "Loan" or "Loans, as applicable, shall be inserted in lieu thereof.

            (d)  Article 2 shall be amended by adding the following prior
to Section 2.1 thereof:   "Borrower represents and warrants to Bank that:"

            (e)  Section 2.1 shall be amended by deleting the following:
"The Borrower represents and warrants to Bank that, as of the date of this Agreement and as of each request by Borrower for an advance hereunder, the" and inserting "The" in lieu thereof.

            (f) The following shall be added as new Sections 2.2, 2.3, 2.4 and 2.5 to the Credit Agreement, immediately following Section 2.1 thereof:

      "2.2  Borrower:

            (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado;

            (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under this Agreement and the Revolving Note;

            (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

            (d) is in compliance with all Requirements of Law; except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to cause (i) a material adverse change in, or a have material adverse effect upon, the operations, business, properties or condition (financial or otherwise) of Borrower or Borrower and its subsidiaries, if any taken as a whole; (ii) a material impairment of the ability of Borrower to perform under this Agreement or the Revolving Note and to avoid any Default; or (iii) a material adverse effect upon the legality, validity, binding effect or enforceability against Borrower of this Agreement or the Revolving Note.

      2.3 The execution, delivery and performance by Borrower of this Agreement and the Revolving Note and all documents given in connection herewith or therewith have been duly authorized by all necessary corporate action, and do not and will not:

            (a) contravene the terms of any of Borrower's certificate or articles of incorporation, bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of Borrower, any shareholder rights agreement related to Borrower, or any applicable resolutions of the board of directors (or any committee thereof) of Borrower;

            (b) conflict with or result in any breach or contravention of, or the creation of any lien under, any document evidencing any contractual obligation to which Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which Borrower or its property is subject; or

            (c)  violate any Requirement of Law.

      2.4 No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Borrower this Agreement or the Revolving Note.

      2.5 This Agreement and the Revolving Note constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability."

            (g)  The word "written" shall be added to the third line of
Article 3 of the Credit Agreement after the word "prior" in such line.

            (h) The following shall be added to the Credit Agreement after subsection 3.4(d) thereof as new subsection (e):

            "(e) promptly after learning thereof, notice of any change in the Applicable Rating by S&P or Moody's that would change the Applicable Fee Percentage."

            (i) The following shall be added after the phrase "immediately due and payable" in the fifth line of Section 4.1 of the Credit Agreement:

      "without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower; and exercise all rights and remedies available to it under the Revolving Note, this Agreement, or applicable law; provided, however, that upon the occurrence of any event specified in subsection (f) or (g) of Section 4.1 (in the case of an involuntary proceeding against Borrower as described in clause (i) of such subsection (g) upon the expiration of the 60-day period mentioned therein), the obligation of Bank to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of Bank"

            (j)	Subsection 4.1(f) of the Agreement shall be amended and
restated in its entirety as follows:

                  "(f) Insolvency; Voluntary Proceedings. Borrower or Nordstrom, Inc. (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or"

            (k) The following shall be added as new Subsection 4.1(g) of the Agreement, immediately following subsection 4.1(f), and the remaining subsections of 4.1 shall be relettered accordingly:

                "(g)Involuntary Proceedings Proceedings"}. (i) Any involuntary Insolvency Proceeding is commenced or filed against Borrower or Nordstrom, Inc., or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of Borrower's or Nordstrom, Inc's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) Borrower or Nordstrom, Inc. admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) Borrower or Nordstrom, Inc. acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar person for itself or a substantial portion of its property or business; or"

            (l) Subsection 4.1(h) (after giving effect to the relettering described in subsection (k) above) of the Credit Agreement by inserting "or Nordstrom, Inc." after "Borrower" in the first line thereof, and by inserting "or Nordstrom, Inc.'s" after "Borrower's" in the sixth line thereof.

            (m) The following shall be added to the Credit Agreement immediately after Section 4.2 thereof as new Section 4.3:

      "4.3 Rights Not Exclusive. The rights provided for in this Agreement and the Revolving Note are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising."

            (n) The following shall be added as Article 5 of the Credit Agreement, immediately following Article 4 thereof, and Article 5 of the Credit Agreement shall be renumbered as Article 6 and the sections of such Article shall be renumbered accordingly:

                                  "ARTICLE 5

                    TAXES, YIELD PROTECTION AND ILLEGALITY

     5.1 Taxes. If any payments to Bank under this Agreement are made from outside the United States, Borrower will not deduct any foreign taxes from any payments it makes to Bank. If any such taxes are imposed on any payments made by Borrower (including payments under this Section), Borrower will pay the taxes and will also pay to Bank, at the time interest is paid, any additional amount which Bank specifies as necessary to preserve the after-tax yield Bank would have received if such taxes had not been imposed. Borrower will confirm that it has paid the taxes by giving Bank official tax receipts (or notarized copies) within 30 days after the due date.

     5.2 Illegality. (a) If Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for Bank or any applicable lending office of Bank to make Offshore Rate Loans, then, on written notice thereof by Bank to Borrower, any obligation of Bank to make Offshore Rate Loans shall be suspended until Bank notifies Borrower that the circumstances giving rise to such determination no longer exist.

            (b) If Bank determines that it is unlawful to maintain Offshore Rate Loans, Borrower shall, upon its receipt of notice of such fact and demand from Bank, prepay in full all Offshore Rate Loans then outstanding, together with interest accrued thereon and amounts required under Section 5.4, either on the last day of the Interest Period thereof, if Bank may lawfully continue to maintain Offshore Rate Loans to such day, or immediately, if Bank may not lawfully continue to maintain Offshore Rate Loans. If Borrower is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, Borrower shall borrow from Bank, in the amount of such repayment, a Base Rate Loan.

      5.3 Increased Costs and Reduction of Return. (a) If Bank determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance by Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to Bank of agreeing to make or making, funding or maintaining any CD Rate Loan or Offshore Rate Loan, then Borrower shall be liable for, and shall from time to time, upon demand, pay to Bank, additional amounts as are sufficient to compensate Bank for such increased costs.

            (b) If Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or
(iv) compliance by Bank (or any applicable lending office of Bank) or any corporation controlling Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by Bank or any corporation controlling Bank and (taking into consideration Bank's or such corporation's policies with respect to capital adequacy and Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of Bank to Borrower, Borrower shall pay to Bank, from time to time as specified by Bank, additional amounts sufficient to compensate Bank for such increase.

      5.4 Funding Losses. Borrower shall reimburse Bank and hold Bank harmless from any loss or expense which Bank may sustain or incur as a consequence of: (a) the failure of Borrower to make on a timely basis any payment of principal of any CD Rate Loan or Offshore Rate Loan; (b) the failure of Borrower to borrow, continue or convert a Loan after Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation; (c) the failure of Borrower to make any prepayment in accordance with any notice delivered under Section 1.6; (d) the prepayment or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or (e) the automatic conversion under Section 1.4 of any Offshore Rate Loan or CD Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period; including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or CD Rate Loans or from fees payable to terminate the deposits from which such funds were obtained.

      5.5 Inability to Determine Rates. If Bank determines that for any reason adequate and reasonable means do not exist for determining the CD Rate or Offshore Rate for any requested Interest Period with respect to a proposed CD Rate Loan or Offshore Rate Loan, or that the CD Rate or Offshore Rate applicable pursuant to subsection 1.8(a) for any requested Interest Period with respect to a proposed CD Rate Loan or Offshore Rate Loan does not adequately and fairly reflect the cost to Bank of funding such Loan, Bank will promptly so notify Borrower. Thereafter, the obligation of Bank to make or maintain CD Rate Loans or Offshore Rate Loans, as the case may be, hereunder shall be suspended until Bank revokes such notice in writing. Upon receipt of such notice, Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If Borrower does not revoke such Notice, Bank shall make, convert or continue the Loans, as proposed by Borrower, in the amount specified in the applicable notice submitted by Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of CD Rate Loans or Offshore Rate Loans.

      5.6  Survival.  The agreements and obligations of Borrower in this
Article 5 shall survive the payment of all other obligations under this Agreement and the Revolving Note."

            (o) Section 6.1 (as renumbered after giving effect to this Amendment) of the Credit Agreement shall be amended and restated in its entirety as follows:

      "6.1 Notices. (a) All notices, requests and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by Borrower by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on the signature page hereof with respect to such person, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, telecopied or delivered, to the address or facsimile number specified for notices on the signature page hereof with respect to such person; or, as directed to Borrower or Bank, to such other address as shall be designated by such party in a written notice to the other party.
            (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article 1 shall not be effective until actually received by Bank.

            (c) Any agreement of Bank herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of Borrower. Bank shall be entitled to rely on the authority of any person purporting to be a person authorized by Borrower to give such notice and Bank shall not have any liability to Borrower or other person on account of any action taken or not taken by the Bank in reliance upon such telephonic or facsimile notice. The obligation of Borrower to repay the Loans shall not be affected in any way or to any extent by any failure by Bank to receive written confirmation of any telephonic or facsimile notice or the receipt by Bank of a confirmation which is at variance with the terms understood by the Bank to be contained in the telephonic or facsimile notice."

            (p) Section 6.2 (as renumbered after giving effect to this Amendment) of the Credit Agreement shall be amended by inserting after the phrase "attorneys' fees" the phrase "including allocated costs of internal counsel".

            (q) Section 6.5 (as renumbered after giving effect to this Amendment) of the Credit Agreement shall be amended by deleting the word "Washington" and inserting the word "California" in lieu thereof.

            (r) The following shall be added as new Article 7 of the Credit Agreement, immediately after Article 6 thereof:

                                  "ARTICLE 7

      DEFINITIONS

      7.1 Certain Defined Terms. The following terms have the following meanings:

            "Applicable Margin" means

                  (i)   with respect to Base Rate Loans, .0000%;

                  (ii)  with respect to CD Rate Loans, .3750%; and

                  (iii) with respect to Offshore Rate Loans, .3750%.

            "Applicable Fee Percentage means, for any date, the per annum percentage amount set forth below opposite the Applicable Rating:











        Applicable Rating              Applicable Fee
                                         Percentage
-----------------------------------------------------

       S&P             Moody's
------------------------------
    A- or more       A3 or more            0.1250%
    favorable        favorable

    BBB or more      Baa2 or more          0.1500%
    favorable        favorable

    BBB- or less     Baa3 or less
    favorable or     favorable or
    not rated        not rated             0.2000%


            "Applicable Rating" means the most favorable ratings issued from time to time by S&P or Moody's as applicable to Borrower's senior unsecured long-term debt; provided that (a) if the most favorable ratings established by such rating agencies indicate two different pricing levels, the level corresponding to the more favorable of such ratings shall apply,
(b) if only one such rating agency shall provide a rating as to Borrower's senior unsecured long-term debt, the pricing level shall be determined based upon such rating, (c) if the ratings system of either such rating agency shall change, the pricing level shall be determined based upon the rating from the agency whose ratings system is unchanged, (d) if the ratings system of both such rating agencies shall change, Borrower and Bank shall negotiate in good faith to amend the references to specific ratings in the definition of "Applicable Fee Percentage" to reflect such changed rating systems, and pending such amendment, if no pricing level is otherwise determinable based upon the foregoing, the last pricing level in effect shall apply, and (e) if neither S&P nor Moody's rates Borrower's long term senior unsecured debt, the Applicable Fee Percentage shown in the last row of the definition thereof will apply.

            "Base Rate" means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank in San

Francisco, California, as its "reference rate." (The reference rate is a rate set by Bank based upon various factors including Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

            "Base Rate Loan" means a Loan that bears interest based on the Base Rate.

            "Borrowing" means a borrowing hereunder consisting of a Loan of a single Type made to Borrower on a given day by Bank under Article 1, and, other than in the case of Base Rate Loans, having a single Interest Period.

            "Borrowing Date" means any date on which a Borrowing occurs under Section 2.3.

            "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

            "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of Bank or of any corporation controlling Bank.

            "CD Rate" means, for any Interest Period with respect to CD Rate Loans comprising part of the same Borrowing, the rate of interest (rounded upward to the next 1/100th of 1%) determined as follows:


            CD Rate =   Certificate of Deposit Rate   +  Assessment
                        ___________________________         Rate
                        1.00 - Reserve Percentage

            Where:

                  "Assessment Rate" means, for any day of such Interest Period, the rate determined by Bank as equal to the annual assessment rate in effect on such day payable to the FDIC by a member of Bank Insurance Fund that is classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification within the meaning of 12 C.F.R. S327.3) for insuring time deposits at offices of such member in the United States; or, in the event that the FDIC shall at any time hereafter cease to assess time deposits based upon such classifications or successor classifications, equal to the maximum annual assessment rate in effect on such day that is payable to the FDIC by commercial banks (whether or not applicable to Bank) for insuring time deposits at offices of such banks in the United States.

                  "Certificate of Deposit Rate" means the rate of interest per annum determined by Bank to be the arithmetic mean (rounded upward to the next 1/100th of 1%) of the rates notified to Bank as the rates of interest bid by two or more certificate of deposit dealers of recognized standing selected by Bank for the purchase at face value of dollar certificates of deposit issued by major United States banks, for a maturity comparable to such Interest Period and in the approximate amount of the CD Rate Loan to be made, at the time selected by Bank on the first day of such Interest Period.

                  "Reserve Percentage" means, for any day of such Interest Period, the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%), as determined by Bank, in effect on such day (including any ordinary, marginal, emergency, supplemental, special and other reserve percentages), prescribed by the FRB for determining the maximum reserves to be maintained by member banks of the Federal Reserve System with deposits exceeding $1,000,000,000 for new non-personal time deposits for a period comparable to such Interest Period and in an amount of $100,000 or more.

            The CD Rate shall be adjusted, as to all CD Rate Loans then outstanding, automatically as of the effective date of any change in the Assessment Rate or the Reserve Percentage.

            "CD Rate Loan" means a Loan that bears interest based on the CD
Rate.

            "Commitment", as to Bank, has the meaning specified in Section
1.1.

            "Conversion/Continuation Date" means any date on which, under
Section 1.4, Borrower (a) converts a Loan of one Type to another Type, or
(b) continues as a Loan of the same Type, but with a new Interest Period, a Loan having an Interest Period expiring on such date.

            "Dollars", "dollars" and "$" each mean lawful money of the United States.

            "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

            "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by Bank of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by Bank.

            "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

            "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession).

            "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

            "Insolvency Proceeding" means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. S101, et seq.), as in effect from time to time.

            "Interest Payment Date" means, as to any Offshore Rate Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter and each date such Loan is converted into another Type of Loan, provided, however, that if any Interest Period for a CD Rate Loan or an Offshore Rate Loan exceeds 90 days or three months, respectively, the date that falls 90 days or three months (as the case may be) after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

            "Interest Period" means, (a) as to any Offshore Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by Borrower in its Notice of Borrowing or Notice of Conversion/
      Continuation; and (b) as to any CD Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a CD Rate Loan, and ending 30, 60, 90 or 180 days thereafter, as selected by Borrower in its Notice of Borrowing or Notice of Conversion/Continuation;

      provided that:

                  (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                  (ii) any Interest Period pertaining to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii) no Interest Period for any Loan shall extend beyond January 20, 1998.

            "Loan" means an extension of credit by Bank to Borrower under
Article 1, or any portion thereof remaining after or resulting from any conversion of Loans under Section 1.4, and may be a Base Rate Loan, a CD Rate Loan or an Offshore Rate Loan (each, a "Type" of Loan).

            "Maturity Date" means the earlier to occur of:

                  (a)  January 20, 1998; and

                  (b) the date on which the Commitment terminates in accordance with the provisions of this Agreement.

            "Moody's means Moody's Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency.

            "Notice of Borrowing" means a notice in substantially the form of Exhibit B.

            "Notice of Conversion/Continuation" means a notice in substantially the form of Exhibit C.

            "Offshore Rate" means, for any Interest Period, with respect to any Offshore Rate Loan comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by Bank as follows:

      Offshore Rate =                 IBOR
                       ____________________________________
                       1.00 - Eurodollar Reserve Percentage

      Where,

                  "Eurodollar Reserve Percentage" means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                  "IBOR" means the rate of interest per annum determined by Bank as the rate at which dollar deposits in the approximate amount of Bank's Offshore Rate Loan for such Interest Period would be offered by Bank's Grand Cayman Branch, Grand Cayman B.W.I. (or such other office as may be designated for such purpose by Bank), to major banks in the offshore dollar interbank market at their request at approximately 11:00 a.m. (New York City time) two Business Days prior to the commencement of such Interest Period.

                  The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

            "Offshore Rate Loan" means a Loan that bears interest based on the Offshore Rate.

            "Requirement of Law" means, as to any person, any law
(statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the person or any of its property or to which the person or any of its property is subject.

            "S&P means Standard & Poor's Ratings Group and any successor thereto that is a nationally recognized rating agency.

            "Type" has the meaning specified in the definition of "Loan."

            "United States" and "U.S." each mean the United States of America.

      7.2 Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

            (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The term "including" is not limiting and means "including without limitation." In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including." The term "person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

            (c) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and
(ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

            (d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement. This Agreement and the other Loan Documents are the result of negotiations among and has been reviewed by counsel to Bank and

Borrower, and are the products of both parties. Accordingly, they shall not be construed against Bank merely because of Bank's involvement in their preparation.

      7.3 Accounting Principles and Periods. Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied. References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of Borrower."

            (s) Bank's address as set forth on the signature page of the Credit Agreement shall be amended by deleting the name and title "Stephen
J. DeMarti Vice President" and inserting the name and title "Maria Vickroy-Peralta Assistant Vice President" in lieu thereof; and by adding
the following immediately after such name and title:      "Telephone: (415)
622-7198
                                             Facsimile: (415) 622-4585".

            (t) Exhibit A to the Credit Agreement is hereby amended and restated in its entirety so that, as amended, it shall read as set forth on Exhibit A to this Amendment, which Exhibit A is incorporated herein by this reference.

            (u) Exhibit B to this Amendment, which is incorporated herein by this reference, is hereby added as Exhibit B to the Agreement.

            (v) Exhibit C to this Amendment, which is incorporated herein by this reference, is hereby added as Exhibit C to the Agreement.

      3. Representations and Warranties. Borrower hereby represents and warrants to Bank as follows:

            (a) No Default or event which with notice or lapse of time or both would become a Default has occurred and is continuing.

            (b) The execution, delivery and performance by Borrower of this Amendment and the Replacement Note (as defined below) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement, as amended by this Amendment, and the Replacement Note constitute the legal, valid and binding obligations of Borrower, enforceable against it in accordance with their respective terms, without defense, counterclaim or offset.

            (c) All representations and warranties of Borrower contained in the Credit Agreement are true and correct.

            (d) Borrower is entering into this Amendment and is executing the Replacement Note on the basis of its own investigation and for its own reasons, without reliance upon Bank or any other person.

      4. Effective Date. This Amendment will become effective as of January 20, 1995 (the "Effective Date"), provided that each of the following conditions precedent has been satisfied:

            (a) Bank has received from Borrower a duly executed original of this Amendment.

            (b) Bank has received from Borrower a duly executed Revolving Note, in the form and substance of Exhibit A attached hereto (the
"Replacement Note").

            (c) Bank has received from Borrower a copy of a resolution passed by the board of directors of Borrower, certified by the Secretary or an Assistant Secretary of Borrower as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment and the Replacement Note.

            (d) an opinion of Lane Powell Spears Lubersky and Davis, Graham & Stubbs, counsel to Borrower and addressed to Bank, substantially in the form of Exhibit D.

      5.  Miscellaneous.

            (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment.
This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

            (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

            (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

            (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            (e) This Amendment, together with the Credit Agreement and the Replacement Note, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 6.4 of the Credit Agreement.

            (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                               NORDSTROM CREDIT, INC.



                                               By: /s/John C. Walgamott
                                                   --------------------
                                               Name: John C. Walgamott
                                               Title: President


                                               BANK OF AMERICA NATIONAL TRUST
                                               AND SAVINGS ASSOCIATION


                                               By: /s/James C. Deichen
                                                   -------------------
                                                      James C. Deichen
                                                      Senior Vice President


                                               By: /s/Maria Vickroy-Peralta
                                                   ------------------------
                                                     Maria Vickroy-Peralta
                                                     Assistant Vice President

                                  EXHIBIT A

                             AMENDED AND RESTATED
                                REVOLVING NOTE


$90,000,000                                            As of January 20, 1995



            FOR VALUE RECEIVED, the undersigned, NORDSTROM CREDIT, INC., a Colorado corporation ("Borrower"), hereby promises to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank") the principal sum of Ninety Million Dollars ($90,000,000) or, if less, the aggregate unpaid principal amount of all Loans made by Bank to Borrower pursuant to the Credit Agreement, dated as of June 30, 1992 (such Credit Agreement, as amended by that certain Amendment No.1 to Credit Agreement dated as of January 1, 1993, that certain Amendment No. 2 to Credit Agreement dated as of June 29, 1993, that certain Amendment No. 3 to Credit Agreement dated as of June 30, 1994 and that certain Amendment No. 4 to Credit Agreement dated as of even date herewith, and as it may be further amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Credit Agreement"), between Borrower and Seattle-First National Bank, which has assigned its rights and obligations thereunder to Bank, on the dates and in the amounts provided in the Credit Agreement. Borrower further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

            Bank is authorized to endorse the amount and the date on which each Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of Borrower under the Credit Agreement and this Amended and Restated Revolving Note (this "Revolving Note").

            This Revolving Note is the Revolving Note referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

      The undersigned promises to pay costs of collection and attorneys' fees (including allocated costs of internal counsel) if default is made in the payment of this Revolving Note.

            Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

            This Revolving Note amends and restates in its entirety, but does not extinguish the indebtedness under, the Revolving Note dated as of June 30, 1994 executed by the undersigned in favor of Bank.



                                               NORDSTROM CREDIT, INC.




                                               By: ________________________

                                               Title: _____________________

                                                        Schedule A to Note



                 BASE RATE LOANS AND REPAYMENT OF BASE RATE LOANS

                 (2)           (3)            (4)
                Amount      Maturity       Amount of
                  of         Date of         Base           (5)
    (1)          Base          Base        Rate Loan     Notation
   Date       Rate Loan     Rate Loan       Repaid       Made By
__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________

__________  _____________  ____________  ____________  ___________


                                                        Schedule B to Note



            OFFSHORE RATE LOANS AND REPAYMENT OF OFFSHORE RATE LOANS




                (2)           (3)            (4)
               Amount       Maturity       Amount of
                 of         Date of        Offshore        (5)
    (1)       Offshore      Offshore         Rate        Notation
   Date       Rate Loan     Rate Loan     Loan Repaid    Made By
_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

_________  _____________  ____________  ______________  __________

                                                   Schedule C to Note



                   CD RATE LOANS AND REPAYMENT OF CD RATE LOANS



                 (2)           (3)             (4)
               Amount       Maturity        Amount of        (5)
   (1)          of CD      Date of CD        CD Rate       Notation
   Date       Rate Loan     Rate Loan      Loan Repaid      Made By
_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________

_________  _____________  _____________  _______________  __________


                                  EXHIBIT B

                              NOTICE OF BORROWING


                                               Date:________________, 199_



To: Bank of America National Trust and Savings Association, party to the Credit Agreement dated as of June 30, 1992 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Nordstrom Credit, Inc. and Bank of America National Trust and Savings Association


Ladies and Gentlemen:

      The undersigned Nordstrom Credit, Inc. ("Borrower"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.3 of the Credit Agreement, of the Borrowing specified below:

            1.  The Business Day of the proposed Borrowing is
       _________________, 19   .

            2. The aggregate amount of the proposed Borrowing is $_______________________.

            3. The Borrowing is to be comprised of $____________ of [Base Rate] [CD Rate] [Offshore Rate] Loans.

            4. The duration of the Interest Period for the [CD Rate Loans] [Offshore Rate Loans] included in the Borrowing shall be [_____ days] [_____ months].

      The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

            (a)  the representations and warranties of Borrower contained in
      Article 2 of the Credit Agreement are true and correct as though made on and as of such date;

            (b) no Default or event that with the giving of notice or lapse of time or both would become a Default has occurred and is continuing, or would result from such proposed Borrowing; and

            (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Loans to exceed the Commitment.

                                               NORDSTROM CREDIT, INC.





                                               By:________________________

                                               Title:_____________________


                                               By:________________________

                                               Title:_____________________

                                   EXHIBIT C

                        NOTICE OF CONVERSION/CONTINUATION



                                            Date:__________________,199_



To: Bank of America National Trust and Savings Association, party to the Credit Agreement dated as of June 30, 1992 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Nordstrom Credit, Inc. and Bank of America National Trust and Savings Association


Ladies and Gentlemen:

      The undersigned, Nordstrom Credit, Inc. (the "Borrower"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to
Section 1.4 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

            1.  The Conversion/Continuation Date is ______________, 19__.

            2.  The aggregate amount of the Loans to be [converted]
      [continued] is $              .

            3. The Loans are to be [converted into] [continued as] [CD Rate] [Offshore Rate] [Base Rate] Loans.

            4. [If applicable:] The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be [days]
      [ months].

      The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed
Conversion/Continuation Date, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a)  the representations and warranties of Borrower contained in
      Article 2 of the Credit Agreement are true and correct as though made on and as of such date;

            (b) no Default or event that with the giving of notice or lapse of time or both would become a Default has occurred and is continuing, or would result from such proposed Borrowing; and

            (c) the proposed [conversion][continuation] will not cause the aggregate principal amount of all outstanding Loans to exceed the Commitment.

                                               NORDSTROM CREDIT, INC.



                                               By:_________________________

                                               Title:______________________


                                               By:_________________________


                                               Title:______________________

                                   EXHIBIT D

                             FORM OF LEGAL OPINION

[Date]

Bank of America National Savings
  and Trust Association
United States Division--Credit
  Products--San Francisco #3838
555 California Street, 41st Floor
San Francisco, CA  94104

Ladies and Gentlemen:

      We have acted as counsel for Nordstrom Credit, Inc. ("Borrower") in connection with Amendment No. 4 to Credit Agreement dated as of January ___, 1995, between Borrower and Bank of America National Trust and Savings Association ("Bank") (the "Amendment"). The Amendment sets forth certain amendments to the Credit Agreement dated as of June 30, 1992 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of January 1, 1993, that certain Amendment No. 2 to Credit Agreement dated as of June 29, 1993 and that certain Amendment No. 3 to Credit Agreement dated as of June 30, 1994, the "Credit Agreement"), between Borrower and Bank. Capitalized terms used herein have the respective meanings assigned in the Credit Agreement or the Amendment.

      In connection with this opinion we have examined: (i) copies of the Credit Agreement, the Amendment and the Amended and Restated Revolving Note dated as of January ___, 1995 (the "Revolving Note") executed by Borrower;
(ii) resolutions adopted by the board of directors of Borrower at a meeting held on _______________________; (iii) good standing certificates with respect to Borrower issued by the Colorado Secretary of State on January ___, 1995; and (iv) originals or copies of such other documents, corporate records, certificates and other statements of government officials and corporate officers and other representatives of the persons referred to herein and of such other instruments as we have considered necessary or appropriate for purposes of this opinion. For purposes of this opinion we have assumed your due execution and delivery of the Credit Agreement and the Amendment.

      On the basis of the foregoing and subject to the qualifications hereinafter stated, we advise you that it is our opinion:

      1. Corporate Existence and Power. Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Colorado and is qualified to do business in each other jurisdiction where the conduct of its business or the ownership of its properties requires such qualification and where failure to qualify could have a material adverse effect on the financial condition or operations of Borrower, and has full corporate power, authority and legal right to carry on its business as presently conducted, to own and operate its properties and assets, and to execute and deliver the Amendment and perform its obligations under the Credit Agreement, as amended by the Amendment, and the Revolving Note.

      2. Corporate Authorization. The execution, delivery and performance by Borrower of the Amendment and Revolving Note and any borrowing hereunder have been duly authorized by all necessary corporate action of Borrower, do not require any shareholder approval or to the best of our knowledge the approval or consent of any trustee or the holders of any Indebtedness of Borrower, do not contravene any law, regulation, rule or order binding on it or its articles of incorporation or bylaws and to the best of our knowledge to not contravene the provisions of or constitute a default under an indenture, mortgage, contract or other agreement or instrument to which Borrower is a party or by which Borrower or any of its properties may be bound or affected.

      3. Government Approvals, Etc. No government approval or filing or registration with any governmental authority is required for the making and performance by Borrower of the Credit Agreement, as amended by the Amendment, or the Revolving Note or in connection with Borrower's performance of its obligations under the Credit Agreement, as amended by the Amendment, or the Revolving Note.

      4. Binding Obligations, Etc. The Amendment and the Revolving Note have been duly executed and delivered by Borrower and the Credit Agreement, as amended by the Amendment, and the Revolving Note constitute, the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

      5. Litigation. To the best of our knowledge there are no actions, proceedings, investigations, or claims against or affecting Borrower now pending before any court, arbitrator or governmental authority (nor to the best of our knowledge has any thereof been threatened nor does any basis exist therefor) which if determined adversely to Borrower would be likely to have a material adverse effect on the financial condition or operations of Borrower, or to result in a judgment or order against Borrower (in excess of insurance coverage) for more than $1,000,000 in any one case of $5,000,000 in the aggregate, except as set forth on the attached schedule.

      6. Agreements. To the best of our knowledge Borrower is not in material breach of or material default under any material agreement to which it is a party or which is binding on it or any material part of its assets.

      7. Investment Company Status. None of the Borrower or any person controlling the Borrower is (a) an "Investment Company" within the meaning of the Investment Company Act of 1940; or (b) to our knowledge, subject to regulation under any other Federal or state statute or regulation limiting its ability to incur indebtedness.

      8. Regulation U, Etc.. The execution and delivery of the Credit Agreement, the Amendment and the Revolving Note, and the performance of the Credit Agreement, as amended by the Amendment, and the Revolving Note, will not conflict with or contravene any of Regulations G, T, U and X promulgated by the Federal Reserve Board.

      The opinions expressed above are subject to the following qualifications:

      (a) The enforceability of the obligations of Borrower under the Credit Agreement, as amended by the Amendment, and the Revolving Note is subject to applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity (whether asserted in an action in equity or at law).

      (b) We have assumed the genuineness of all signatures, the authenticity of all documents certified and submitted to us as originals and the conformity with the original documents of all documents certified and submitted to us as copies.

      (c) We express no opinion as to the laws of any jurisdiction other than the laws of the State of Colorado, the State of California, and the federal laws of the United States.

      This opinion may be relied on by you and by your participant, Seattle-First National Bank.

                                           Very truly yours,



                   [attach schedule listing pending litigation]